EXHIBIT 99


                         FORM 3 JOINT FILER INFORMATION



Name: Schafer Brothers LLC

Address: 598 Madison Avenue New York,  NY 10022

Designated Filer: O.S.S. Capital Management LP

Issuer and Ticker Symbol: Tesco Corp. (TESOF)

Date of Event requiring statement: November 4, 2005




/s/ Oscar S. Schafer
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Oscar S. Schafer

Signature

                         FORM 3 JOINT FILER INFORMATION



Name: Mr. Oscar S. Schafer

Address: 598 Madison Avenue New York,  NY 10022

Designated Filer: O.S.S. Capital Management LP

Issuer and Ticker Symbol: Tesco Corp. (TESOF)

Date of Event requiring statement: November 4, 2005




/s/ Oscar S. Schafer
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Oscar S. Schafer

Signature

                         FORM 3 JOINT FILER INFORMATION



Name: Andrew J. Goffe

Address: 252 Seventh Avenue New York, NY 10001

Designated Filer: O.S.S. Capital Management LP

Issuer and Ticker Symbol: Tesco Corp. (TESOF)

Date of Event requiring statement: November 4, 2005





/s/  Andrew J. Goffe
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Signature

                         FORM 3 JOINT FILER INFORMATION



Name: Brad Rosenberg

Address: 150 East 18th Street New York, NY 10003

Designated Filer: O.S.S. Capital Management LP

Issuer and Ticker Symbol: Tesco Corp. (TESOF)

Date of Event requiring statement: November 4, 2005





/s/  Brad Rosenberg
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Signature